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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2025

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 E. Windrose Drive, Suite 200 Phoenix, AZ (Address of principal executive offices)	85032 (Zip Code)

(623) 445-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	UTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2025, Universal Technical Institute, Inc. (the "Company") issued a press release reporting its first quarter results for fiscal 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

The Company also posted to the investor relations section of its website (https://investor.uti.edu): (i) an investor presentation (the “Investor Presentation”), furnished herewith as Exhibit 99.2, and (ii) and a financial supplement, furnished herewith as Exhibit 99.3 (the “Financial Supplement”). Each of the Investor Presentation and the Financial Supplement will be used by the Company during meetings with investors and analysts. This information may be amended or updated at any time and from time to time through another Form 8-K, a later company filing, or other means.

The information in Item 2.02 and Item 7.01 of this Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Universal Technical Institute, Inc., dated February 5, 2025
99.2	Investor Presentation dated February 5, 2025
99.3	Q1 2025 Financial Supplement dated February 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.

February 5, 2025	By:	/s/ Christine C.S. Kline
	Name:	Christine C.S. Kline
	Title:	Interim Chief Financial Officer and Chief Accounting Officer